QUANTUM MATERIALS CORP.
WARRANTS

THE WARRANTS EVIDENCED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT BETWEEN QUANTUM MATERIALS CORP., A NEVADA CORPORATION (THE “COMPANY”), AND THE PERSON IDENTIFIED AT THE END OF THIS INSTRUMENT AS THE INVESTOR (THE “INVESTOR”), DATED AS OF THE DATE HEREOF, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “UNIT SUBSCRIPTION AGREEMENT”).

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

This Warrant is granted pursuant to the terms and conditions of the Unit Subscription Agreement. Unless otherwise defined herein, capitalized terms have the definitions ascribed thereto in the Unit Subscription Agreement.

This certifies that the Investor is the holder of warrants to purchase (the “Warrants”) ___________ shares of Common Stock, par value $0.001 per share, of the Company (“Common Stock”) at a purchase price equal to the Exercise Price (such shares of Common Stock, the “Applicable Shares”). The exercise price, which shall be deliverable upon the exercise of each Warrant, shall be $0.15 per share of Common Stock as such price may be amended from time to time as provided herein (the “Exercise Price”). The Applicable Shares shall be deliverable upon surrender of this instrument and payment of such Exercise Price to the Company, but subject to the conditions set forth herein. Payment of the Exercise Price shall be made in immediately available funds and shall be accompanied by the Form of Exercise attached hereto properly completed by the holder.

The Warrants evidenced hereby shall be exercisable at any time and from time to time for Applicable Shares upon the exercise thereof in accordance with the terms hereof; provided however, that the Warrants may not be exercised after (and shall expire upon the occurrence of) the fifth (5th) anniversary of the date hereof.

Exercise of Warrants

The holder of Warrants evidenced hereby may exercise them, in part or in whole, by surrendering this instrument, with the Form of Exercise attached hereto properly completed and executed, and paying the Exercise Price (unless the Holder notifies the Company in such Form of Exercise that such exercise was made pursuant to a Cashless Exercise (as defined below)). In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof a new instrument evidencing the number of Warrants not exercised. No adjustment to the Exercise Price will be made for any declared and unpaid dividends or distributions on any Applicable Shares issuable upon exercise of Warrants evidenced hereby.

The Company shall, to the extent necessary, issue fractional Applicable Shares upon exercise of Warrants or pay the cash equivalent thereof, at the Company’s option.

Cashless Exercise

Notwithstanding anything contained herein to the contrary, the holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of Applicable Shares determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

D

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B = the quotient of (x) the sum of the VWAP of the Common Stock of each of the ten (10) trading days ending at the close of business on the Principal Market (as defined below) immediately prior to the time of exercise as set forth in the applicable Form of Exercise, divided by (y) ten (10).

C = the Exercise Price then in effect for the Applicable Shares at the time of such exercise.

D = the VWAP of the Common Stock at the close of business on the Principal Market on the date of the delivery of the applicable Form of Exercise.

For purposes of Rule 144(d) promulgated under the Securities Act of 1933, as amended, it is intended that the Applicable Shares issued in a Cashless Exercise shall be deemed to have been acquired by the holder, and the holding period for the Applicable Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Unit Subscription Agreement.

“Principal Market” means the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, the NYSE MKT, the NYSE Arca, the OTC Bulletin Board, or the OTCQX operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

“VWAP” means the volume weighted average price of the Common Stock on the Principal Market, as reported on the Principal Market.

Limitations on Exercises

Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the holder hereof to the extent (but only to the extent) that the holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not amend or waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the holder, the Company shall within one (1) business day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Unit Subscription Agreement. By written notice to the Company, at any time the holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the 61st day after such notice is delivered to the Company.

Taxes upon Exercise

The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the Applicable Shares upon exercise of Warrants. Nothing herein shall preclude any tax withholding required by law or regulations.

Company to Provide Applicable Shares

The Company shall from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of Applicable Shares to permit the exercise of the entire number of Warrants evidenced hereby.

The certificates for Applicable Shares issued upon exercise, if any, may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or as the Company may deem necessary or desirable. By acceptance of a certificate representing any Applicable Shares issued upon exercise of Warrants, the holder hereof acknowledges any restrictions on transfer set forth on such certificate and agrees that such holder will transfer such Applicable Shares only as provided thereon.

All Applicable Shares delivered upon exercise of Warrants shall be newly issued, duly authorized, validly issued, fully paid and non-assessable and free from any lien or adverse claim. The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of Applicable Shares upon exercise of Warrants, if any.

(a) Adjustments for Subdivisions, Combinations or Consolidations.

(i) Subdivisions. In the event that the Company shall effect a subdivision of outstanding Applicable Shares, the number of Applicable Shares issuable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased, and the Exercise Price in effect immediately prior to such subdivision shall concurrently with such subdivision be proportionately decreased.

(ii) Combinations or Consolidations. In the event that the outstanding Applicable Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Applicable Shares, the number of Applicable Shares issuable upon exercise of this Warrant immediately prior to such combination or consolidation shall be proportionately decreased, and the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(b) Adjustment for Reclassification, Exchange or Substitution. If the Applicable Shares shall be changed into the same or a different number of securities in any class or classes of securities, whether by capital reorganization, reclassification or otherwise (other than a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each Warrant shall have the right thereafter to exercise such Warrant for the kind and amount of securities and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of Applicable Shares for which such Warrants might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(c) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Company with or into a corporation or another entity or the conversion of the Company into a corporation by any other means, each Warrant shall thereafter be exercisable for the kind and amount of equity interests or other securities or property to which a holder of the number of Applicable Shares of the Company deliverable upon exercise of such Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions in this Paragraph (c) set forth with respect to the rights and interest thereafter of the holders of the Warrants, to the end that the provisions set forth in this Section (including provisions with respect to changes in and other adjustments of the number of Warrants evidenced hereby or the Exercise Price therefor) shall thereafter be applicable, as nearly as reasonably may be, in relation to any equity interests or other property thereafter deliverable upon the exercise of the Warrants.

(d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to paragraphs (a) - (d) hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Warrant or Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of a Warrant, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price then in effect, and (iii) the number of Applicable Shares and the amount, if any, of other property which then would be received upon the exercise of such Warrant.

Notice of Certain Transactions

In the event that (a) the Company takes any action which would require an adjustment in the Exercise Price, (b) the Company agrees to undertake any transaction regarding an adjustment hereunder, or (c) there is a dissolution of liquidation of the Company, then in each case, the Company shall mail to the holder a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least five days before the earlier of the proposed record date or the proposed effective date.

Transferability

This instrument and the Warrants may not be transferred except as provided in the legend set forth on the first page hereof. Any permitted Transfer shall be effected upon surrender of this instrument to the Company for such purpose, together with a written assignment on the Form of Assignment attached hereto, or in other form satisfactory to the Company, duly executed by the holder hereof, together with funds to pay any transfer, documentary, stamp or other taxes or government charges payable in connection with such transfer and any other amounts required pursuant to this instrument. Upon the surrender of this instrument and payment as aforesaid, the Company will deliver a new instrument, in the name of the assignee and evidencing Warrants in a permissible denomination or denominations specified in such instrument of assignment. If less than all of the Warrants evidenced by this instrument are being transferred, the Company will deliver a new instrument for the portion of the Warrants not being transferred.

No Shareholder Rights

Nothing contained in this instrument shall be construed as conferring upon the Investor or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of members of the Board of Directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no distributions shall be payable or accrued in respect of this instrument or the interest represented hereby or the securities obtainable hereunder until, and only to the extent that, the Warrants shall have been exercised.

Amendments

This Instrument and the Warrants, or any portion thereof, may be amended or terminated, and any rights thereunder may be waived, discharged or revised, at any time and from time to time (and any rights thereunder waived or modified) upon the written consent of the Company and the Investor.

Governing Law; Consent to Jurisdiction

This Instrument and the Warrants will be interpreted and the rights and liabilities of the Investor and the Company determined in accordance with the laws of the State of Illinois, without regard to its conflict of law provisions. Each of the Investor and the Company hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Cook County, Illinois, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Investor at the Investor’s address set forth in the Unit Subscription Agreement or to the Company at the Company’s address set forth in the Unit Subscription Agreement and service so made will be deemed to be completed when received by the Investor or the Company, as applicable. Each of the Investor and the Company acknowledges and agrees that such venue is the most convenient forum for both the Investor and the Company. Each of the Investor and the Company waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial

THE COMPANY AND THE INVESTOR, UPON RECEIPT OF THIS INSTRUMENT, IRREVOCABLY WAIVE ANY AND ALL RIGHTS THAT EACH MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS INSTRUMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS INSTRUMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE COMPANY AND INVESTOR ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Miscellaneous

If this instrument at any time becomes mutilated, lost, stolen or destroyed, the Company will issue, in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this instrument, a new instrument of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and indemnity satisfactory to it. Applicants for such substitute instrument must also comply with such other regulations and pay such other charges as the Company may prescribe.

The Company may deem and treat the holder named on the final page hereof as the absolute owner of the Warrants evidenced hereby (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the date below.

Dated: November ___, 2016	QUANTUM MATERIALS CORP.

By:
Name:
Title:

INVESTOR

If Individual:

Investor:

Investor Address:

If Entity:

Name of Entity

By:
Name:
Title:

Investor Address:

FORM OF EXERCISE

(To be executed upon exercise of Warrants)

The undersigned holder hereby elects to exercise the Warrant (the “Warrant”) of Quantum Materials Corp., a Nevada corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The holder intends that payment of the aggregate Exercise Price shall be made as:

[ ]	a “Cash Exercise” with respect to _________________ Applicable Shares; and/or

[ ]	a “Cashless Exercise” with respect to _______________ Applicable Shares.

In the event that the holder has elected a Cashless Exercise with respect to some or all of the Applicable Shares to be issued pursuant hereto, the holder hereby represents and warrants that this Form of Exercise was executed by the holder at __________ [a.m.][p.m.] on the date set forth below.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Applicable Shares to be issued pursuant hereto, the holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to holder, or its designee or agent as specified below, __________ shares of Common Stock in accordance with the terms of the Warrant. Delivery shall be made to holder, or for its benefit, as follows:

[  ]   Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

[  ]   Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __,

Name of Registered Holder

By:
Name:
Title:

Tax ID:

Facsimile:

E-mail Address:

[FORM OF ASSIGNMENT]

(To be executed to transfer the Warrants)

FOR VALUE RECEIVED, ____________________________________ the undersigned hereby sells, assigns and transfers unto

Name
Address
Social Security or Taxpayer Identification Number

___________ Warrants to purchase Applicable Shares (or such other securities or assets of the Company as are purchasable in their place) of the within-named Company, together with all right, title and interest therein, and does hereby irrevocably con and appoint ___________, Attorney, to transfer such Warrants on the books of the within-named Company, with full power of substitution. The holder hereby represents and warrants to the Company that the transfer represented hereby is being made in accordance with the terms of the instrument evidencing the Warrants.

Date:_____________________	Signature: